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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 15, 2010

AGA Medical Holdings, Inc.
(Exact name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-34494 (Commission File Number)	20-4757212 (IRS Employer Identification No.)

5050 Nathan Lane North
Plymouth, Minnesota 55442
(Address of Principal Executive Offices and Zip Code)

(763) 513-9227
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement.

        On October 15, 2010, AGA Medical Holdings, Inc., a Delaware corporation ("AGA"), entered into an Agreement and Plan of Merger and Reorganization (the "Merger Agreement") with St. Jude Medical, Inc., a Minnesota corporation ("Parent"), and Parent's indirect wholly-owned subsidiary, Asteroid Subsidiary Corporation, a Delaware corporation ("Purchaser").

  The Exchange Offer

        The Merger Agreement provides that, on the terms and subject to the conditions thereof, Purchaser will commence an exchange offer (the "Offer") no later than the tenth calendar day after signing the Merger Agreement to purchase all the outstanding shares of AGA common stock, par value $0.01 per share ("Shares"), in exchange for cash and stock consideration. Each AGA stockholder who participates in the Offer may elect to receive consideration in the form of $20.80 per Share in cash or $20.80 per Share in shares of Parent common stock, par value $0.10 ("Parent Stock") based on the average trading price of Parent Stock prior to the closing of the Offer (determined as described below). AGA stockholders may elect cash for some Shares and Parent Stock for others. The exchange ratio for the Parent Stock will be determined based on the volume weighted average of the daily closing prices of Parent Stock over the ten trading days ending two trading days prior to the close of the Offer (the "Average Trading Price"). Pursuant to the Merger Agreement, the terms of the Offer will provide that such elections shall, if necessary, be prorated and adjusted in order to cause 50% of the aggregate consideration paid in the Offer to consist of cash and 50% to consist of Parent Stock.

        The Merger Agreement provides that completion of the Offer will be subject to certain conditions, including (i) stockholders holding a majority of Shares tendering in the Offer, calculated on a fully-diluted basis, (ii) the expiration or termination of any applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and under any non-U.S. antitrust, competition or similar notification or clearance laws, (iii) Parent's registration statement on Form S-4, relating to the Parent Stock to be issued in the Offer, being declared effective by the Securities and Exchange Commission, and (iv) the absence of a Material Adverse Effect (as defined in the Merger Agreement) since the date of the Merger Agreement. The Offer is not conditioned on Parent's or Purchaser's ability to obtain third party financing. Effective upon completion of the Offer, Parent will be entitled to designate a number of AGA directors equal to the product of the total number of AGA directors multiplied by the percentage of Shares beneficially owned by Parent and its affiliates, calculated on a fully-diluted basis.

        Pursuant to the Merger Agreement, AGA has granted to Purchaser an irrevocable option to purchase newly-issued Shares in an amount up to the lowest number of Shares that, when added to the aggregate number of Shares owned by Parent and Purchaser, will constitute one Share more than 90% of the total Shares outstanding (the "Top-Up Option"). Subject to applicable legal and regulatory requirements, the Top-Up Option is exercisable by Purchaser if, following completion of the Offer, Parent or Purchaser beneficially own at least 75% of the outstanding Shares. The consideration payable by Purchaser upon exercise of the Top-Up Option will have a value equal to $20.80 per share, payable in cash to the extent of the par value of Shares so purchased, and, as to the balance for the Shares so purchased, payable in cash, Parent Stock (valued at the Average Trading Price), a promissory note (bearing interest at the prime rate and with a one-year maturity date), or a combination of the foregoing. If the Top-Up Option is exercised, Parent and Purchaser must undertake to consummate as promptly as practicable the Merger described below to acquire all remaining Shares not acquired in the Offer. The Top-Up Option terminates concurrently with any termination of the Merger Agreement.

        Concurrently with the execution of the Merger Agreement, certain AGA stockholders affiliated with Welsh Carson Anderson & Stowe, holding approximately 45% of the outstanding Shares, and affiliates of Franck Gougeon, holding approximately 20% of the outstanding Shares, representing an aggregate of 65% of the outstanding Shares, entered into an agreement with Parent (the "Tender and Voting Agreement") to tender all of their Shares in the Offer on the terms set forth therein. In the event of termination of the Merger Agreement, approximately 30% of the outstanding Shares, measured on a fully-diluted basis, will continue to be subject to the Tender and Voting Agreement on the terms set forth therein. The remaining Shares, equal to approximately 31% of the currently outstanding Shares (measured on a fully-diluted basis), will be released such that they are no longer subject to the terms and conditions of the Tender and Voting Agreement. The Tender and Voting Agreement also requires such stockholders to take certain other actions in connection with the Merger Agreement, including causing their director designees to resign in favor of Parent designees upon completion of the Offer and voting in favor of matters contemplated by the Merger Agreement if a meeting of AGA stockholders is called. This summary of the Tender and Voting Agreement does not purport to be complete and is qualified in its entirety by a copy of such agreement, which is attached as Exhibit 99.1 and is incorporated herein by reference.

  The Merger

        Following completion of the Offer, subject to the terms and conditions set forth in the Merger Agreement, Purchaser will merge with and into AGA with AGA surviving as a wholly-owned subsidiary of Parent (the "Merger"), which is expected to be followed by a second merger between AGA and another wholly-owned subsidiary of Parent (the "Second Merger," and collectively with the Merger, the "Mergers"). In the Merger, Shares not tendered and accepted in the Offer (other than Shares owned directly or indirectly by AGA, Parent or Purchaser, or any of their respective subsidiaries, or Shares as to which appraisal rights have been perfected in accordance with applicable law), will be converted into the right to receive cash consideration equal to $20.80 per Share or a quantity of Parent Stock that has a fair market value of $20.80 per Share based on the Average Trading Price of Parent Stock. Each stockholder will receive such cash consideration for 50% of its Shares and such Parent Stock for the remaining 50% of the stockholder's Shares, subject to possible adjustment as provided in the Merger Agreement to address certain tax requirements if generally the deemed value of Parent Stock issued in the Offer and Merger is less than 40% of the overall deemed value of Parent Stock issued and cash paid in the Offer and the Merger. In addition, upon consummation of the Merger, each vested or unvested option to purchase AGA common stock that is outstanding will be cancelled, and the holder of each such option will be entitled to receive an amount in cash equal to $20.80 per Share less the exercise price per share of such option, if any, multiplied by the total number of shares subject to such option. Likewise, upon the consummation of the Merger, each share of AGA common stock issued in settlement of restricted stock units will be converted into the right to receive cash consideration of $20.80 per Share. The combination of the Offer and the two Mergers is intended to qualify as a reorganization for U.S. federal income tax purposes that would provide stockholders certain potential tax-free consequences with respect to the receipt of Parent Stock in the Offer or the Merger.

        Completion of the Merger is subject to various conditions, including, if required under Delaware law, approval of the Merger Agreement by AGA stockholders. The parties have agreed that, if after the purchase of Shares pursuant to the Offer and after giving effect to any Shares purchased pursuant to the Top-Up Option described herein, Parent, Purchaser and any other subsidiary of Parent collectively own at least 90% of the outstanding Shares, the Merger will be completed without a meeting or vote of AGA's stockholders pursuant to Delaware's "short-form" merger statute.

        AGA has agreed to customary covenants governing the conduct of its business, including the use of commercially reasonable efforts to operate its business in the ordinary course until the effective time of the Merger. AGA has agreed not to solicit or initiate discussions with third parties regarding other proposals to acquire AGA and to certain restrictions on its ability to respond to any such proposal, subject to fulfillment of certain fiduciary requirements of AGA's board of directors.

        The Merger Agreement contains termination rights for both AGA and Parent upon various customary circumstances, including if the Offer is not completed on or before March 1, 2011, and provides, among other things, that if termination of the Merger Agreement relates to AGA entering into an acquisition agreement with another party, AGA will be required to pay Parent a termination fee. In such instances, if the alternative transaction is with a party who submitted a proposal received by AGA prior to 11:59 p.m. Central Time on November 2, 2010 and AGA notified Parent prior to 11:59 p.m. Central Time on November 3, 2010 of AGA Board's determination that such proposal was or was reasonably likely to result in a superior proposal to the transaction described in the Merger Agreement, the termination fee will be equal to $21,650,000 (approximately 2% of the equity value for the transaction). In other circumstances when a termination fee is payable under the Merger Agreement, the termination fee payable will be equal to $32,475,000 (approximately 3% of the equity value for the transaction). Under certain circumstances, termination of the Merger Agreement does not preclude Parent and Purchaser from amending and continuing the Offer and promptly disclosing that such Offer is no longer pursuant to the Merger Agreement with AGA.

        The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is attached as Exhibit 2.1 and incorporated herein by reference.

Additional Important Information

        This summary of the principal terms of the Merger Agreement and the copy of the Merger Agreement filed as an exhibit to this report are intended to provide information regarding the terms of the Merger Agreement and are not intended to modify or supplement any factual disclosures about AGA in its public reports filed with the U.S. Securities and Exchange Commission ("SEC"). In particular, the Merger Agreement and related summary are not intended to be, and should not be relied upon as, disclosures regarding any facts and circumstances relating to AGA.

        The Merger Agreement includes customary representations, warranties and covenants of AGA, Parent and Purchaser made solely for the benefit of the parties to the Merger Agreement. The assertions embodied in those representations and warranties were made solely for purposes of the contract among AGA, Purchaser and Parent and may be subject to important qualifications and limitations agreed to by AGA, Purchaser and Parent in connection with the negotiated terms. Moreover, some of those representations and warranties may not be accurate or complete as of any specified date, may be subject to a contractual standard of materiality different from those generally applicable to AGA's SEC filings or may have been used for purposes of allocating risk among AGA, Purchaser and Parent rather than establishing matters as facts. Investors should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts of AGA, Parent, Purchaser or any of their respective subsidiaries or affiliates.

Item 8.01    Other Events.

        On October 18, 2010, AGA and Parent issued a joint press release announcing the execution of the Merger Agreement, a copy of which is attached as Exhibit 99.2 and incorporated herein by reference.

Notice to Investors

        The Offer for Shares of AGA referred to in this current report on Form 8-K has not yet commenced. This report and the description contained herein is neither an offer to purchase nor a solicitation of an offer to sell any securities, nor is it a substitute for the registration statement and exchange offer materials that Parent and Purchaser intend to file with the Securities and Exchange Commission ("SEC").

        At the time the Offer is commenced, Purchaser and Parent will file with the SEC a Tender Offer Statement on Schedule TO (including an offer to purchase, letter of transmittal and related tender offer documents) and a Registration Statement on Form S-4, and AGA will file with the SEC a Solicitation/Recommendation Statement on Schedule 14D-9 with respect to the Offer. Stockholders of AGA are strongly advised to read the Tender Offer Statement, Registration Statement and the related Solicitation/Recommendation Statement because they will contain important information that stockholders should consider before making any decision regarding the Offer.

        In addition to the Tender Offer Statement, Registration Statement, and the Solicitation/Recommendation Statement described above, AGA and Parent file annual, quarterly and current reports, proxy statements and other information with the SEC. The Tender Offer Statement, the Registration Statement, the Solicitation/Recommendation Statement and any other relevant materials, when they become available, and any other documents filed with the SEC by AGA and Parent, are available without charge at the SEC's website at www.sec.gov, or from the companies' websites, at www.amplatzer.com and www.sjm.com, respectively.

        Neither Parent nor AGA is asking for stockholders to vote or soliciting proxies in connection with the transaction at this time. Upon consummation of the Offer, Parent and AGA may seek votes or proxies in connection with the proposed back-end merger from holders of AGA shares not tendered in the Offer. AGA, Parent and their respective officers and directors therefore may be deemed to be participants in the solicitation of proxies from AGA's stockholders in connection with the proposed Merger. A description of certain interests of the directors and executive officers of AGA is set forth in AGA's proxy statement for its 2010 annual meeting, which was filed with the SEC on April 29, 2010. A description of certain interests of the directors and executive officers of Parent is set forth in Parent's proxy statement for its 2010 annual meeting, which was filed with the SEC on March 23, 2010. Additional information regarding the interests of such potential participants will be included in the Registration Statement and other relevant documents to be filed with the SEC in connection with the proposed Offer and Merger.

Forward-Looking Statements

        This report contains forward-looking statements that are not historical facts. AGA has identified some of these forward-looking statements with words like "believe," "may," "could," "would," "might," "possible," "potential," "will," "should," "expect," "intend," "plan," "anticipate," "estimate," "approximate" "outlook" or "continue" or the negative of these words, other terms of similar meaning or the use of future dates. Forward-looking statements in this report include without limitation statements regarding the anticipated timing of filings and approvals relating to the transaction; statements regarding the expected timing of the completion of the transaction; statements regarding expected tax treatment for the transaction; statements regarding the ability to complete the transaction considering the various closing conditions; any statements of expectation or belief; and any statements of assumptions underlying any of the foregoing. Investors and security holders are cautioned not to place undue reliance on these forward-looking statements. Actual results could differ materially from those currently anticipated due to a number of risks and uncertainties. Risks and uncertainties that could cause results to differ from expectations include: uncertainties as to the timing of the Offer and Merger; uncertainties as to how many of AGA's stockholders will tender their Shares in the Offer; the risk that competing offers will be made; the possibility that various closing conditions for the transactions contemplated by the Merger Agreement may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of such transactions; the effects of disruption from the transactions contemplated by the Merger Agreement making it more difficult to maintain relationships with employees, customers, vendors and other business partners; the risk that stockholder litigation in connection with the Offer and Merger may result in significant costs of defense, indemnification and liability; other business effects, including the effects of industry, economic or political conditions outside of AGA's control; transaction costs; actual or contingent liabilities; and other risks and uncertainties discussed in AGA's filings with the SEC, including the "Risk Factors" sections of AGA's most recent annual report on Form 10-K and subsequent quarterly report on Form 10-Q, as well as the exchange offer documents and registration statement to be filed by Purchaser and Parent and the Solicitation/Recommendation Statement to be filed by AGA. Copies of AGA's filings with the SEC may be obtained at the "Investors" section of AGA's website at http://www.amplatzer.com under the caption "SEC Filings." AGA does not undertake any obligation to update any forward-looking statements as a result of new information, future developments or otherwise, except as expressly required by law. All forward-looking statements in this report are qualified in their entirety by this cautionary statement. AGA notes that forward-looking statements made in connection with the Offer are not subject to the safe harbors created by the Private Securities Litigation Reform Act of 1995, as amended. AGA is not waiving any other defenses that may be available under applicable law.

Item 9.01    Financial Statements and Exhibits.

        (d)   Exhibits.

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of October 15, 2010, among St. Jude Medical, Inc., Asteroid Subsidiary Corporation and AGA Medical Holdings, Inc.* (filed herewith)
99.1
Tender and Voting Agreement, dated as of October 15, 2010, among St. Jude Medical, Inc., Welsh, Carson, Anderson & Stowe IX, L.P., WCAS Capital Partners IV, L.P., Gougeon Shares, LLC and the Franck L. Gougeon Revocable Trust (filed herewith)
99.2	Joint Press Release dated October 18, 2010 (filed herewith)

*
The schedules to the Merger Agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. AGA will furnish copies of any such schedules to the U.S. Securities and Exchange Commission upon request.

 SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 18, 2010	AGA Medical Holdings, Inc.
	By:	/s/ JOHN R. BARR
		Name:	John R. Barr
		Title:	President and Chief Executive Officer

 AGA MEDICAL HOLDINGS, INC.
CURRENT REPORT ON FORM 8-K
EXHIBIT INDEX

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of October 15, 2010, among St. Jude Medical, Inc., Asteroid Subsidiary Corporation and AGA Medical Holdings, Inc.* (filed herewith)
99.1
Tender and Voting Agreement, dated as of October 15, 2010, among St. Jude Medical, Inc., Welsh, Carson, Anderson & Stowe IX, L.P., WCAS Capital Partners IV, L.P., Gougeon Shares, LLC and the Franck L. Gougeon Revocable Trust (filed herewith)
99.2	Joint Press Release dated October 18, 2010 (filed herewith)

*
The schedules to the Merger Agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. AGA will furnish copies of any such schedules to the U.S. Securities and Exchange Commission upon request.

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  Item 1.01 Entry into a Material Definitive Agreement.
  Item 8.01 Other Events.
  Item 9.01 Financial Statements and Exhibits.
SIGNATURES
AGA MEDICAL HOLDINGS, INC. CURRENT REPORT ON FORM 8-K EXHIBIT INDEX